UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - October 27, 2025

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 27, 2025, James A. Greer, principal operating officer of Oncor Electric Delivery Company LLC (“Oncor”), delivered a letter to Oncor indicating that he intends to retire from Oncor and resign from the office of Executive Vice President and Chief Operating Officer, with his last date of employment being December 31, 2025.

On October 28, 2025, Oncor’s Board of Directors elected Don J. Clevenger as Oncor’s Executive Vice President and Chief Financial Officer and elected Ellen E. Buck as Oncor’s Senior Vice President and Chief Operating Officer, each effective January 1, 2026.

Mr. Clevenger, 55, currently serves as Oncor’s Senior Vice President and Chief Financial Officer, a role he has held since 2018.

Ms. Buck, 45, currently serves as Oncor’s Vice President of Business and Operations Services, a role she has held since 2017. In that role she has led the company’s asset planning, transmission and distribution supply chain, transmission development, asset management and engineering support, center for excellence and innovation, and transmission services teams. Ms. Buck has served in various other leadership and engineering roles at Oncor since joining the company in 2005, including as senior director of business and operations services, director of transmission engineering, director of transmission operations, and multiple program and engineering management positions. Prior to joining Oncor, Ms. Buck was a transmission engineer at Georgia Transmission Corporation. Ms. Buck is a registered Professional Engineer in the State of Texas. As Senior Vice President and Chief Operating Officer, Ms. Buck will serve as the principal operating officer of Oncor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: October 30, 2025